EXHIBIT 10.1

SIXTH AMENDMENT TO ASSET PURCHASE AGREEMENTS
THIS SIXTH AMENDMENT TO ASSET PURCHASE AGREEMENTS (this “Amendment”) is entered into as of November 30, 2016 by and among HANNIE DEVELOPMENT, INC., a Louisiana business corporation (“Rosewood Seller”), CEDAR CREST, LLC, a Louisiana limited liability company (“Cedar Crest Seller”, and collectively with Rosewood Seller, “Seller”) and GAHC4 Lafayette LA ALF, LLC, a Delaware limited liability company (“Griffin Rosewood Buyer”), GAHC4 Lafayette LA MC, LLC, a Delaware limited liability company (“Griffin Cedar Crest Buyer”), Colonial Oaks Assisted Living Lafayette, LLC, a Delaware limited liability company (together with its successors and assigns, “Rosewood Subtenant Buyer” and collectively with Griffin Rosewood Buyer, “Rosewood Buyer”) and Colonial Oaks Memory Care Lafayette, LLC, a Delaware limited liability company (together with its successors and assigns, “Cedar Crest Subtenant Buyer”, and collectively with Griffin Cedar Buyer, “Cedar Crest Buyer”). “Buyer” shall mean Rosewood Buyer and Cedar Buyer.
WHEREAS, Rosewood Seller and Rosewood Buyer’s predecessor-in-interest previously entered into that certain Asset Purchase Agreement (the “Original Rosewood Agreement”, and as amended from time to time and assigned, the “Rosewood Agreement”) dated as of March 31, 2016 with respect to certain premises commonly known as “Rosewood Retirement & Assisted Living” located in the City of Lafayette, Louisiana, more particularly described on Schedule 3.1(a) to the Rosewood Agreement (the “Rosewood Property”).
WHEREAS, Cedar Crest Seller and Cedar Crest Buyer’s predecessor-in-interest previously entered into that certain Asset Purchase Agreement (the “Original Cedar Agreement”, and as amended from time to time and assigned, the “Cedar Crest Agreement”, and collectively with the Rosewood Agreement, the “Agreements”) dated as of March 31, 2016 with respect to certain premises commonly known as “Cedar Crest Personal Memory Living” located in the City of Lafayette, Louisiana, more particularly described on Schedule 3.1(a) to the Cedar Crest Agreement.
WHEREAS, the parties desire to make certain modifications to the Agreements as are more particularly described herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Defined Terms. All capitalized terms used and not defined herein shall have the meanings given to them in the applicable Agreement.
2.    Prorations. The first sentence of Section 6.3 of each Agreement is hereby deleted and replaced in its entirety by the following:
“The items set forth in this Section 6.3 shall be prorated between Seller and Buyer as of the Closing Date with Buyer being deemed the owner of the property as of the Closing Date and with Buyer receiving credit for or charged with the entire day of Closing.”
3.    Closing Date. Closing shall occur on December 1, 2016.

4.    Except as expressly modified hereby, the Agreements are hereby ratified and shall remain in full force and effect, enforceable in accordance with its terms.”
5.    This Amendment may be executed in multiple counterparts, which taken together shall constitute one and the same instrument, and executed counterparts may be delivered via facsimile or e-mail, the parties agreeing to be bound by such delivery.
6.    In the event of any inconsistency between this Amendment and the Agreements, the terms of this Amendment shall govern.
[Signature page follows.]

This Amendment has been executed as of the date and year first above written.

ROSEWOOD BUYER:

Colonial Oaks Assisted Living Lafayette, LLC
a Delaware limited liability company

By:	/s/ Carl Mittendorff
Name:	Carl Mittendorff
Its:	Authorized Signatory

GAHC4 Lafayette LA ALF, LLC
a Delaware limited liability company

By:	GAHC4 Lafayette LA ALF Portfolio, LLC
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT IV Holdings, LP, its Sole Member

		By:	Griffin-American Healthcare REIT IV, Inc., its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Its:	President and Chief Operating Officer

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This Amendment has been executed as of the date and year first above written.

CEDAR CREST BUYER:

Colonial Oaks Memory Care Lafayette, LLC
a Delaware limited liability company

By:	/s/ Carl Mittendorff
Name:	Carl Mittendorff
Its:	Authorized Signatory

GAHC4 Lafayette LA MC, LLC
a Delaware limited liability company

By:	GAHC4 Lafayette LA ALF Portfolio, LLC
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT IV Holdings, LP, its Sole Member

		By:	Griffin-American Healthcare REIT IV, Inc., its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Its:	President and Chief Operating Officer

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This Amendment has been executed as of the date and year first above written.

ROSEWOOD SELLER:

Hannie Development, Inc.
a Louisiana business corporation

By:	/s/ Maurice Hannie
Name:	Maurice Hannie
Title:	President

CEDAR SELLER:

Cedar Crest, LLC
a Louisiana limited liability company

By:	/s/ Maurice Hannie
Name:	Maurice Hannie
Title:	Managing Member

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